PROMISSORY NOTE

$ 25,000.00 **Date: August 4/2016**

FOR VALUE RECEIVED, PostAds Inc. 201 S.E. 15th Terrace Suite 203 Deerfield Beach Florida 33431 (the "Maker / Borrower") hereby promises to pay to **Florence Weiss** (the "lender"), at such address as Lender shall provide in writing to the Maker / Borrower for such purpose, a principal sum of Twenty Five Thousand Dollars, Received 8/4/2016 (the "Principal Amount").

1. Payments and Maturity. The Principal Amount hereunder shall be paid no later than four months from the date first set forth above. (the "Maturity Date").

2. Interest Rate. Interest shall accrue on the unpaid principal amount of this Promissory Note at the rate of 10% per annum.

4. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

3. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Lender prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Lender from and against), all reasonable attorneys' fees and expenses incurred by the Lender in pursuing collection of this Note.

4. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein, shall also include any endorsee, assignee or other holder of this Note.

5. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

6. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida without regard to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be duly executed and delivered as of the date first set forth above.

Maker / Borrower:

C.E.O.

PostAds Inc. CEO

Lender:

Florence Weiss